UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2024

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1 Vista Way	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 25, 2024, Vista Outdoor Inc. (the “Company”) held a virtual special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement of the Company prepared in connection with the Merger Agreement (as defined below) and filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 21, 2024, which was first mailed to stockholders of the Company on or about October 21, 2024.

As of the close of business on October 18, 2024, the record date for the Special Meeting, there were 58,384,322 shares of common stock, par value $0.01 per share, of the Company (“Vista Outdoor Common Stock”) issued and outstanding and entitled to vote at the Special Meeting. 84.87% of all of the shares of issued and outstanding Vista Outdoor Common Stock entitled to vote were represented either virtually or by proxy at the Special Meeting and thus a quorum was present. The tables below detail the final voting results for each proposal:

1.    To adopt the Agreement and Plan of Merger, dated as of October 15, 2023 (as may be amended from time to time, the “Merger Agreement”), among the Company, Revelyst, Inc., CSG Elevate II Inc. (“Merger Sub Parent”), CSG Elevate III Inc., a wholly owned subsidiary of Merger Sub Parent (“Merger Sub”), and, solely for the purposes of specific provisions therein, CZECHOSLOVAK GROUP a.s. (“CSG”), pursuant to which, on the terms and conditions set forth therein and in accordance with the Delaware General Corporation Law, Merger Sub will merge with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Merger Sub Parent (the “Merger”) (the “Merger Proposal”).

Set forth below are the voting results for the Merger Proposal, which was adopted by the Company’s stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,212,413	1,038,530	303,309	0

2.    To approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the consummation of the Merger (the “Advisory Compensation Proposal”).

Set forth below are the voting results for the Advisory Compensation Proposal, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,187,589	2,119,980	246,683	0

3.    To approve adjournments of the Special Meeting (i) to the extent necessary to ensure that any required supplement or amendment to the proxy statement/prospectus is provided to the Company stockholders within a reasonable amount of time in advance of the Special Meeting, (ii) to the extent required by a court of competent jurisdiction, (iii) if there are insufficient shares of common stock, par value $0.01 per share, of the Company represented to constitute a quorum necessary to conduct the business of the Special Meeting or (iv) to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the Company stockholders for approval at the Special Meeting.

Item 8.01 Other Events.

On November 25, 2024, Vista Outdoor issued a press release announcing the adoption by the Company’s stockholders of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As a result of the adoption by the Company’s stockholders of the Merger Agreement, the Merger is expected to be consummated on Wednesday, November 27, 2024, subject to the satisfaction of the remaining closing conditions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated November 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Some of the statements made and information contained in this filing, excluding historical information, are “forward-looking statements,” including those that discuss, among other things: Vista Outdoor Inc.’s ( “Vista Outdoor”, “we”, “us” or “our”) plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for Vista Outdoor; and the assumptions that underlie these matters. The words “believe,” “expect,” “anticipate,” “intend,” “aim,” “should” and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995.

Numerous risks, uncertainties and other factors could cause our actual results to differ materially from the expectations described in such forward-looking statements, including the following: risks related to the previously announced transaction among Vista Outdoor, Revelyst, Inc., CSG Elevate II Inc., CSG Elevate III Inc. and CZECHOSLOVAK GROUP a.s. (the “CSG Transaction”) and risks related to the transaction among Vista Outdoor, Revelyst, Olibre LLC and Cabin Ridge, Inc. (the “Revelyst Transaction”) including (i) the possibility that any or all of the various conditions to the consummation of the CSG Transaction or the Revelyst Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), (ii) the possibility that competing offers or acquisition proposals may be made, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the CSG Transaction or the Revelyst Transaction, including in circumstances which would require Vista Outdoor or Revelyst, as applicable, to pay a termination fee, (iv) the effect of the announcement or pendency of the CSG Transaction or the Revelyst Transaction on the ability to attract, motivate or retain key executives and employees, our ability to maintain relationships with our customers, vendors, service providers and others with whom we do business, or our operating results and business generally, (v) risks related to the CSG Transaction or the Revelyst Transaction diverting management’s attention from our ongoing business operations, (vi) that the CSG Transaction or the Revelyst Transaction may not achieve some or all of any anticipated benefits with respect to either business segment and that the CSG Transaction or the Revelyst Transaction may not be completed in accordance with our expected plans or anticipated timelines, or at all and (vii) that the consideration paid to Revelyst stockholders in connection with the Revelyst Transaction cannot be determined until the consummation of the Revelyst Transaction as it is subject to certain adjustments related to the net cash of Revelyst as of the closing of the Revelyst Transaction and the management team’s current estimate of the consideration may be higher or lower than the actual consideration paid to Revelyst stockholders in connection with the Revelyst Transaction due to the actual cash flows prior to the closing of the Revelyst Transaction or other factors; impacts from the COVID-19 pandemic on our operations, the operations of our customers and suppliers and general economic conditions; supplier capacity constraints, production or shipping disruptions or quality or price issues affecting our operating costs; the supply, availability and costs of raw materials and components; increases in commodity, energy, and production costs; seasonality and weather conditions; our ability to complete acquisitions, realize expected benefits from acquisitions and integrate acquired businesses; reductions in or unexpected changes in or our inability to accurately forecast demand for ammunition, accessories, or other outdoor sports and recreation products; disruption in the service or significant increase in the cost of our primary delivery and shipping services for our products and components or a significant disruption at shipping ports; risks associated with diversification into new international and commercial markets, including regulatory compliance; our ability to take advantage of growth opportunities in international and commercial markets; our ability to obtain and maintain licenses to third-party technology; our ability to attract and retain key personnel; disruptions caused by catastrophic events; risks associated with our sales to significant retail customers, including unexpected cancellations, delays, and other changes to purchase orders; our competitive environment; our ability to adapt our products to changes in technology, the marketplace and customer preferences, including our ability to respond to shifting preferences of the end consumer from brick and mortar retail to online retail; our ability to maintain and enhance brand recognition and reputation; our association with the firearms industry, others’ use of social media to disseminate negative commentary about us, our products, and boycotts; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury, and environmental remediation; our ability to comply with extensive federal, state and international laws, rules and regulations; changes in laws, rules and regulations relating to our business, such as federal and state ammunition regulations; risks associated with cybersecurity and other industrial and physical security threats; interest rate risk; changes in the current tariff structures; changes in tax rules or pronouncements; capital market volatility and the availability of financing; our debt covenants may limit our ability to complete acquisitions, incur debt, make investments, sell assets, merge or complete other significant transactions; foreign currency exchange rates and fluctuations in those rates; general economic and business conditions in the United States and our markets outside the United States, including as a result of the war in Ukraine and the imposition of sanctions on Russia, the COVID-19 pandemic or another pandemic, conditions affecting employment levels, consumer confidence and spending, conditions in the retail environment, and other economic conditions affecting demand for our products and the financial health of our customers.

You are cautioned not to place undue reliance on any forward-looking statements we make, which are based only on information currently available to us and speak only as of the date hereof. A more detailed description of risk factors that may affect our operating results can be found in Part 1, Item 1A, Risk Factors, of our Annual Report on Form 10-K for fiscal year 2024, and in the filings we make with the SEC from time to time. We undertake no obligation to update any forward-looking statements, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

Date:	November 25, 2024	By:	/s/ Jung Choi
Name: Jung Choi
Title: Co-General Counsel & Secretary
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